EXHIBIT 10.13

AMENDMENT

TO THE ZELTIQ AESTHETICS, INC.

2005 STOCK INCENTIVE PLAN

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Zeltiq Aesthetics, Inc., a corporation organized under the laws of State of Delaware (the “Company”), under Section 8(a) of the Company’s 2005 Stock Incentive Plan (the “Plan”), the Board hereby amends the Plan as follows to be effective as of July 22, 2011.

1. Section 4 of the Plan is hereby amended to read in its entirety as follows:

“4. Stock Available for Awards

Subject to adjustment under Section 8, Awards may be made under the Plan for up to 23,900,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made.”

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I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Bard effective as of July 22, 2011.

I hereby further certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Stockholders effective as of July 22, 2011.

Executed on this 22nd day of July, 2011.

/s/ Michael Kagnoff
Michael Kagnoff, Secretary

AMENDMENT

TO THE ZELTIQ AESTHETICS, INC.

2005 STOCK INCENTIVE PLAN

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Zeltiq Aesthetics, Inc., a corporation organized under the laws of State of Delaware (the “Company”), under Section 8(a) of the Company’s 2005 Stock Incentive Plan (the “Plan”), the Board hereby amends the Plan as follows.

1. New Section 8(c) is hereby added to the Plan to read in its entirety as follows:

“(c) Non-Employee Director Vesting Acceleration. Each Option and other Award held by a member of the Board who is not an employee of the Company or a subsidiary or parent of the Company, shall fully vest and be made exercisable, and all rights to repurchase and forfeiture restrictions shall lapse, at least ten (10) days prior to the closing of a Change of Control. Any such Option shall be terminated if not exercised prior to the closing of the Change of Control. For the purposes of this Section 8(c), “Change of Control” shall mean (i) a sale of all or substantially all of the Company’s assets, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction other than any transaction involving the issuance of any newly issued equity securities solely for cash.”

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I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Board effective as of October 14, 2008.

Executed on this 20th day of November, 2008.

/s/ William C. Revelos
William C. Revelos, Secretary

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